UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AQUESTIVE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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+ Online Go to www.envisionreports.com/AQST or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 pm (ET) on June 15, 2020. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Aquestive Therapeutics, Inc. Stockholder Meeting to be Held on June 16, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2019 annual report to stockholders are available at: Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/AQST. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 9, 2020 to facilitate timely delivery. 2NOT + 03939I

Stockholder Meeting Notice Aquestive Therapeutics, Inc.’s Annual Meeting of Stockholders will be held on June 16, 2020 at the offices of Day Pitney LLP, One Jefferson Road, Parsippany, NJ 07054, at 9:30 a.m. Eastern Time.* Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 below and FOR Proposal 2. 1. The election of each of Gregory B. Brown, M.D. and John Cochran as Class II members of the Board of Directors, each to serve for a three-year term until the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified. 01 Gregory B. Brown, M.D. 02 John Cochran 2. To ratify appointment of KPMG LLP as Aquestive’s independent registered public accounting firm for the fiscal year ending December 31, 2020. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. * In light of the evolving COVID-19 situation, we may decide to hold the meeting solely by means of remote communication (i.e., a virtual-only meeting) or in a different location or using additional procedures or limitations on meeting attendance. We plan to announce any such updates in a press release and additional proxy materials filed with the SEC. If we determine to hold a virtual meeting, the 2020 Annual Meeting of Stockholders would be conducted via live audio webcast at the above date and time. At a virtual meeting, stockholders would be able to participate, vote and examine our stockholder list by visiting http://www.meetingcenter.io/236154631 and using their 15 digit control number and the password: AQST2020. Please note these instructions will apply only in the event that the Company announces that it has determined to hold a virtual annual meeting. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/AQST. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Aquestive Therapeutics, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 9, 2020.